Acquisition of Customers	12 Months Ended
Mar. 31, 2022
Acquisition of Customers [Abstract]
ACQUISITION OF CUSTOMERS

NOTE 23 — ACQUISITION OF CUSTOMERS

Agreement with the Reachnet Cable Services Private Limited

The Group has acquired approximately 1.9 million subscriber connections from a licensed streaming company (Reachnet), through the Agreements dated 21 June 2019 and 6 December 2019, and the income entitlement rights from 1 April 2019, for a consideration of approximately US$ 59 million. This amount is payable upon submission of an independent consultant’s report. On 26 March 2020, the arrangement was consummated when pre-conditions were waived by mutual consent. The net surplus remaining with the Company is approximately US$ 51 million (as of March 31, 2021 - US$ 36 million). Considering that the acquired customers were integrated into the Group’s normal course of business on 26 March 2020, the revenue arising therefrom is recognised as “other income”.

The Group is free to appoint any licensed service provider for provision of streaming services. There is no binding or lock-in arrangement for providing streaming services to subscribers through Reachnet. The agreement contemplates only acquisition of subscriber base and is not an agreement to acquire or purchase the business of Reachnet. The Group has ensured adequate safeguard to secure acquired customer contracts through non-compete clause and non-solicitation of subscriber clause. All non-streaming services offered by the Group will not be on a cost sharing basis with Reachnet and will be dealt with (including issuing invoice) directly by the Group.